Exhibit 99.1

1 Ideanomics NASDAQ: IDEX A Catalyst For Change Through Innovation 21 st Annual Needham Growth Conference January 15, 2021

2 Ideanomics Disclosure and Forward - looking Statements This presentation contains certain statements that may include 'forward looking statements’ within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward - looking statements.’ Although the Company believes that the expectations reflected in these forward - looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward - looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward - looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward - looking statements. The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S - X. This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (GAAP), and which may be deemed to be non - GAAP financial measures within the meaning of Registration G promulgated by the Securities and Exchange Commission. The Recipient acknowledges that US securities laws prohibit any Person who has received from an issuer any material, non - public information from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities. Ideanomics

3 Ideanomics Key Financial Metrics NASDAQ: IDEX 1/14/2021 Share Price $3.30 Market Cap ~$1B Avg. 10 - day Trading Vol. 73,364,977 Cash and Equivalents $189.9M

4 Ideanomics Ideanomics Overview Nasdaq: IDEX Ideanomics Mobility Focused on the global EV market opportunity which is expected to grow to $132.73 billion at a CAGR of 39.9% through 2022. 1 Ideanomics Ideanomics is a global company focused on industries experiencing technological disruption. It operates two divisions, Ideanomics Mobility and Ideanomics Capital. These divisions provide shareholders with access to disruptive, high - growth and momentum - based investment opportunities. Ideanomics Capital Focused on fintech and its disruptive impact across financial services, from financial markets through to mortgages where U.S. home sales are forecasted to grow 21.9% in 2021 (6.9 million homes). 2 (1) https : //www . thebusinessresearchcompany . com/report/commercial - electric - vehicles - global - market - report (2) https : //www . zillow . com/research/zillow - 2021 - housing - predictions - 28516 / 4

5 Ideanomics Ideanomics 5 Ideanomics Mobility

6 Ideanomics The Global Commercial Vehicle Opportunity 2021 is the year commercial EVs become mainstream Bloomberg NEF estimates that global commercial EV sales will reach 1.2 million units in 2023. 1 The global EV charging infrastructure market is expected grow at a CAGR of 33.4% from 2021 to 2028 to $144.97 billion. 2 Increased public support: Biden administration supportive of EV with a goal to achieve a 100% clean - energy economy; States such as CA have accelerated timelines to phase out ICE vehicles Trucks & Specialty Vehicles City & Tourism Buses Delivery Vehicles Taxis/ Ride - Sharing (1) Bloomberg NEF (2) Grand View Research Ideanomics 6

7 Ideanomics Capturing EV Adoption – Ideanomics’ S2F2C Model Ideanomics EV revenues are generated from its Sales to Financing to Charging (S 2 F 2 C) activities : Vehicle & Battery Sales Our own brands: Medici Motor Works, Treeletrik, and Solectrac which cover 3 key market segments Other manufacturers vehicles and batteries, where we will earn spread - based revenues for wholesale purchasing Finance, Leasing, & Insurance Services Offering financial services to our fleet customers, delivering commissions and origination fee - based revenues Charging & Energy Services Sales of our WAVE wireless charging products Sales of others charging apparatus Revenue - share from partner charging networks Charging as a Service Battery swap programs

8 Ideanomics Medici Motor Works Cost - efficient New Energy commercial Vehicles Medici is developing a line of zero - emission heavy trucks and buses , as well as other types of commercial vehicles, in partnership with leading OEMs. Medici Motor Works anticipates its BEV vehicles will be ready for sale in North America in 2021. Medici’s Competitive Advantage: PRICE Through its proprietary technology and close relationships with OEMs, Medici will market cost - efficient vehicles across several commercial classes; aiming to save 15 - 20% of the purchase price versus its competitors. Ideanomics

9 Ideanomics Treeletrik / Treelectric Right product and place for burgeoning delivery markets Licensed pure - play EV manufacturer and distributor focused on high - growth ASEAN markets. Servicing in high - demand markets: electric delivery mopeds Final local certifications for Thailand and Indonesia, orders secured for 2021 Battery - as - a - Service being deployed in Thailand for 2 - wheelers, expand pilot program to other countries North America marketing program starting in 2021 As part of ESG initiatives, Tree planting program based on units sold

10 Ideanomics Ideanomics Agriculture is a large market opportunity, not being addressed by broader EV market Ideanomics is assisting Solectrac with capital investment, partnerships, market development, and supply chain efficiencies to accelerate their revenues. Solectrac 100% electric tractors benefiting farmers, crops, and the planet Located in Northern California, Solectrac develops and sells BEV tractors for agriculture and recreational markets.

11 Ideanomics Ideanomics Only wireless charging truly addresses the market opportunity for autonomous vehicles Proven wireless charging solution with active commercial installations 50kW - 380kW deployed and available, 500kW & 1mW under development 2020 revenues $7M+ with robust pipeline in 2021 and beyond Will be offered integrated into Medici Motor Works vehicles WAVE Safer, more efficient technology for EV Charging WAVE is a leading developer of inductive (wireless) charging solutions for medium and heavy - duty vehicles in the United States and has demonstrated the capability to develop and integrate high power charging systems onto buses and heavy - duty electric vehicles.

12 Ideanomics Ideanomics 12 Ideanomics Capital (JV w/ BBD)

13 Ideanomics Ideanomics Real Estate Transaction Services U.S. real estate industry is antiquated, opaque, fragmented, and largely untouched by technological innovation 14 million to 23 million Americans are planning to relocate to a new U.S. city or region due in part to the growing acceptance of remote work 1 Zillow predicts that the digital - first experience will become the new standard for real estate in 2021 and beyond 2 Ideanomics Ideanomics Capital Disruptive fintech solutions for the financial services industry Digital Securities/Assets Favorable regulatory developments - U.S. SEC and OCC More mainstream institutions have increased their digital securities services (Fidelity, PayPal) 3 Recent Bitcoin rally driven by more institutional involvement, resurgence of cryptocurrency hedge funds (1) https://www.cnbc.com/2020/10/28/vast - migration - of - over - 14 - million - americans - coming - due - to - remote - work.html (2) https://www.zillow.com/research/zillow - 2021 - housing - predictions - 28516/ (3) https://www.cnbc.com/2021/01/04/bitcoin - btc - rally - partly - driven - by - more - institutional - investors - pwc - says.html 13

14 Ideanomics Ideanomics Technology platform creates transparency and efficiency in a fragmented market characterized by complex workflows Difficult to obtain licenses creates high barriers to entry Over 95% client retention rate over 10 years $60 Million+ in revenue for 2020 Timios Bringing real estate processes to the 21 st Century Timios provides value - add, fee - based services addressing several critical requirements of the home buying and mortgage transaction value chain.

15 Ideanomics 2020 Highlights 2020 was a transformative year: Share price and market cap increased Reduced debt and operating costs Began divesting non - core businesses Organic growth (MEG revenues) Strategic investments (Solectrac) Strong cash position Hired top - tier talent $35M deal for 2,000 BYD/Didi D1 vehicles to fulfill 2021 ride hailing orders Ideanomics

16 Ideanomics Official launch of Medici Motor Works Organic revenue growth in MEG’s sales, products and services Revenue growth from WAVE & Treeletrik subsidiaries Timios acquisition (closed Jan. 8) expected to generate strong EBITDA from favorable interest rates in the short - to medium - term Onboard more top talent Active M&A program Ideanomics 2021 What’s to Come

17 Ideanomics Alf Poor Chief Executive Officer Conor McCarthy Chief Financial Officer Keith Byers SVP Operations Tony Sklar SVP Investor Relations Drew Colvin VP Corporate Development Kate Lam MD Financial Products Matt Fogel SVP Technology Products Ideanomics Ideanomics Leadership

18 Ideanomics Ideanomics’ ESG Values Committed to Diversity Supporting Nasdaq’s proposal for diversity in the workplace and at board level Committed to the Environment Solectrac is planting thousands of trees in Pacific NorthWest and Ideanomics will donate a tree for every EV unit sold via OneTreePlanted.org Committed to Social Impact Participation in food drives and other local programs

19 Ideanomics www.Ideanomics.com THANK YOU! A Catalyst For Change Through Innovation